SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
    (Date of earliest event reported): September 15, 2000

                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     7 W. Seventh Street
                   Cincinnati, Ohio  45202
                       (513) 579-7580


      Delaware                 31-1359594         0-21118
(State of Incorporation)     (IRS I.D. No.)   (Commission File Number)




Item 5. Other Events.

         None



Item 7.
Financial Statements, Pro Forma Financial Information, and Exhibits.

        The following Exhibits are filed with this Report:

        29.12   Settlement Statement of the Trust
                for the period ended August 26, 2000
                and the related distributions made
                on September 15, 2000.



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date:  September 26, 2000    By: /s/  David W. Dawson
                                      David W. Dawson,
                                      Treasurer





                      INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page

29.12       Settlement Statement of the Trust
            for the period ended August 26, 2000
            and the related distributions made
            on September 15, 2000.





                        Exhibit 29.12

      Settlement Statement of the Trust for the Period
           Ending August 26, 2000 and the Related
          Distributions made on September 15, 2000.